OIL AND GAS SALES AND MARKETING REVENUES	12 Months Ended
Dec. 31, 2019
OIL AND GAS SALES AND MARKETING REVENUES [abstract]
Disclosure of oil and gas sales and marketing revenues
5.	OIL AND GAS SALES AND MARKETING REVENUES

	2017	2018	2019
	(restated)	(restated)
Gross sales	156,828	191,966	202,635
Less: Royalties	(3,226)	(4,215)	(4,432)
PRC government's share of oil	(1,190)	(1,194)	(1,030)
Oil and gas sales	152,412	186,557	197,173
Marketing revenues	28,907	35,830	30,867

Oil and gas sales represent the sales of oil and gas, net of royalties and obligations to government and other mineral interest owners. Revenue from the sales of oil and gas is recognized at a point in time when oil and gas has been delivered to the customer, which is when the customer obtains the control of oil and gas, and the Group has present right to payment and collection of the consideration is probable.

Marketing revenues principally represent the sales of oil and gas belonging to the foreign partners under the production sharing contracts and revenues from the trading of oil and gas through the Company’s subsidiaries, which is recognized at a point in time when oil and gas has been delivered to the customer, which is when the customer obtains the control of oil and gas, and the Group has present right to payment and collection of the consideration is probable. The cost of the oil and gas sold is included in "Crude oil and product purchases" in the consolidated statement of profit or loss and other comprehensive income.

The payment is typically due within 30 days after the delivery of oil and gas. For contracts where the period between payment and transfer of the associated goods is less than one year, the Group applies the practical expedient of not adjusting the transaction price for any significant financing component.